UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2008

HORIZON FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Washington	0-27062	91-1695422
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Cornwall Avenue, Bellingham, Washington		98225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code): (360) 733-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

G Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Base Salaries of Executive Officers

On March 25, 2008, Horizon Financial Corp. (“Horizon”), in accordance with the recommendations made by the Retirement and Compensation Committee to the Board of Directors, increased the salaries of the following executive officers effective April 1, 2008, as follows:

Name and Title	2007 Annual Base Salary	2008 Annual Base Salary
Steven L. Hoekstra Executive Vice President and Chief Credit Officer of Horizon Bank*	$147,000	$156,000
Dennis C. Joines President, Chief Operating Officer and Director of the Horizon Bank; Executive Vice President and Director of Horizon	190,020	198,000
_________
*  Horizon Bank is the wholly-owned subsidiary of Horizon.

On March 25, 2008, Horizon and Horizon Bank entered into a transition agreement with V. Lawrence Evans, Horizon’s Chairman. Mr. Evans has announced he intends to retire from active employment with Horizon on May 31, 2008.  The material terms of this agreement are summarized in Item 5.02(c) to this Form 8-K and a copy of the agreement is attached hereto as Exhibit 10.13 and incorporated herein by reference.

Directors’ Compensation

On March 25, 2008, the Board of Directors of Horizon also approved an increase in the following fees paid to directors:

	Meetings Per Year	Fiscal 2009 Fee Paid Per Meeting	Per Meeting Increase	Annual Increase	Fiscal 2008 Fee Paid Per Meeting

Per Meeting	8 per year	$1,000	$100	$800	$900
Executive Committee	12 per year	750	150	1,800	600
Audit Committee	5 per year	1,000	500	2,500	500
Retirement and
Compensation Committee	3 per year	600	100	300	500
Investment Committee	12 per year (1)	500	--	2,000(1)	500
______
(1)   The number of meetings increased from eight to 12 resulting in an annual increase of $2,000.00.

2

The fees paid to the Chairman of the Executive Committee received an increase from $600 per meeting to $850 per meeting, or an annual increase of $3,000 per year because there are 12 regularly scheduled meetings of the Executive Committee.  The fees paid to the Chairman of the Audit Committee received an increase from $500 per meeting to $1,100 per meeting, or an annual increase of $3,000 per year because there are five regularly scheduled meetings of the Audit Committee.  The fees paid to the Chairman of the Retirement and Compensation Committee received an increase from $500 per meeting to $700 per meeting, or an annual increase of $600 per year because there are three regularly scheduled meetings of the Executive Committee.  The fees paid to the Chairman of the Investment Committee increased from $500 per meeting to $600 per meeting.  In addition, the number of Investment Committee meetings increased from eight to 12, resulting in an annual increase of $3,200. The retainer fees and  fees paid to directors for attendance at special meetings of the Board of Directors did not change from the prior fiscal year.

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

(b) Departure of Principal Officer

On March 25, 2008, Horizon entered into a transition agreement with V. Lawrence Evans, Horizon’s Chairman. Mr. Evans has announced he intends to retire from active employment with Horizon on May 31, 2008.

The transition agreement identifies Mr. Evans’ transition schedule beginning May 31, 2008 with an eventual retirement date of May 31, 2011. The agreement also defines Mr. Evans’ responsibilities and compensation during the transition period.

A copy of the Transition Agreement with Mr. Evans is filed as Exhibit 10.13 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c)                 Exhibits

10.13            Transition Agreement with V. Lawrence Evans

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HORIZON FINANCIAL CORP.

Date: March 28, 2008	By:/s/Richard P. Jacobson
Richard P. Jacobson
Chief Executive Officer

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Exhibit 10.13

Revised Term Sheet

Transition Agreement

Effective March 18,  2008, Horizon Financial Corp. and Horizon Bank, (collectively “Horizon”) and V. Lawrence Evans, agree as follows:

Employee:	V. Lawrence Evans, President and Chief Executive Officer of Horizon Financial Corp., and Chief Executive Officer of Horizon Bank.
Company:	Horizon Bank 1500 Cornwall Avenue Bellingham, Washington 98225 References to Horizon include Horizon Bank and Horizon Financial Corp.
Purpose:	To facilitate the executive succession at Horizon with the transition of Mr. Evans to retirement.
Transition Schedule:
The target schedule for the transition is set forth below.  The schedule will be modified to reflect actual developments.
·       May 31, 2008: Mr. Evans begins a more flexible schedule as “Chairman”, with actual schedule coordinated with management and boards of directors of Horizon (“Board”).  The term of this transition agreement will be the three-year period commencing May 31, 2008 and ending May 31, 2011 and Mr. Evans’ employment contract will remain in existence for that period except as modified by the terms of this Transition Agreement.   The preceding sentence supersedes the first paragraph of Paragraph 3(a) of Mr. Evans’ existing employment agreement.
·        June 1, 2011:  the date for Mr. Evans to completely retire from work as an    employee of Horizon.

Transition Responsibilities:
To facilitate the executive succession, Mr. Evans shall have the following responsibilities:
·       Resignation as President and CEO. Mr. Evans will remain in employment as CEO of Horizon Bank and President of Horizon Financial Corp. pursuant to the terms of his employment agreement until January 1, 2008.  On January
        1, 2008, Mr. Evans will resign as President and CEO of Horizon.
·       New Responsibilities.  From January 1, 2008, through May 31, 2011, Mr. Evans will perform the duties of Chairman. This section of the Transition Agreement shall supersede Paragraph 2 of Mr. Evans’s existing employment agreement.
·     Act as Resource to New CEO.  The Chairman shall act as a resource to the  new CEO as requested by the new CEO from

        time to time.  The Chairman’s role will be supportive in nature, and the manner in which the Chairman provides support shall be to facilitate the new CEO’s position as the leader of Horizon.  It is contemplated that he will have the following responsibilities, subject to review and approval from time to time by Horizon’s management and Board:
      -         Review specific projects, as requested.
      -         Perform designated research as requested by the
                            Board, including but not limited to matters pertaining to
                            Horizon’s profitability, capital management, risk assessment and market research.
      -        Consult with the successor CEO as needed and appropriate,
                            upon request of either the Board or the CEO.
      -        Assist with any major Horizon project that requires input and support, such as mergers and acquisitions.
All of the above responsibilities shall be provided as reasonably requested from time to time by either the new CEO of Horizon Financial Corp. or the Board.
·        Office Location.  Mr. Evans’ office will be located in Horizon Bank’s
         Barkley Office at 2122 Barkley Blvd, in Bellingham, Washington.  Mr. Evans
         shall be provided appropriate office space, including secretarial and administrative services and resources.

Transition Compensation:
Compensation shall be as follows:
·        General Rule:  Except as set forth below, Mr. Evans’ compensation as an employee of Horizon (including base and incentive pay and all benefits)
         shall continue in accordance with Mr. Evans’ existing employment agreement and Horizon’s policies for employees in the position of Mr.
         Evans thru May 31, 2008.
·        Base Pay:  Commencing June 1, 2008, Mr. Evans’ annual base pay shall be
        $150,000 per year.
·        Hours: A minimum of 1,000 hours will be worked each year. If additional hours are required refer to additional incentive compensation on page 3.
·        Vacation and Fringe Benefits:  Mr. Evans shall not accrue vacation after
         May 31, 2008.  Any previously accrued vacation shall be used by May 31,
         2008, or shall be forfeited.  Notwithstanding the foregoing, Mr. Evans shall be able to cash out his accrued vacation in accordance with Horizon’s compensation policies. The bonus and fringe benefit provisions of
         Paragraphs 4(b) and 5 of Mr. Evans’ existing

        employment agreement shall remain in effect through May 31, 2008 and the expense reimbursement provision of Paragraph 4(c) of the employment agreement shall remain in effect through June 1, 2011 but is modified to only include reimbursement for Mr. Evans’ medical insurance premiums vision, dental, employee assistance program, (EAP). Group life, long term disability, cell phone and Rotary dues and his continued use of a company owned automobile. Also, Mr. Evans will continue to be reimbursed for travel related expenses but only those incurred when he is requested to attend conferences, seminars, and functions in furtherance of Horizon’s business.  Horizon will no longer reimburse Mr. Evans for fees or pay fees related to his membership in professional, social, and civic clubs.
·        Restricted Stock Plan (“RSP”): Mr. Evans’ rights and obligations under
        Horizon’s RSP shall be determined by the terms and conditions of the RSP.
        In summary, Mr. Evans’ rights and obligations under the RSP continue without interruption because Mr. Evans will continue as an employee and a director. Notwithstanding any other provision of Mr. Evans’s existing employment agreement to the contrary, Mr. Evans shall not be eligible for additional awards pursuant to the RSP for his services as an officer of
        Horizon, for plan periods after May 31, 2008.
·        Stock Option Plan (“SOP”):  Mr. Evans’ rights and obligations under
         Horizon’s SOP and his agreements thereunder shall be determined by the terms and conditions of SOP and such agreements.  Notwithstanding any other provision of Mr. Evans’s existing employment agreement to the contrary, Mr. Evans shall not be eligible for additional awards pursuant to the SOP for his services as an officer of Horizon, for plan periods after May
         31, 2008.
·        Additional Incentive Compensation:  Mr. Evans will no longer be allowed to continue to participate in Horizon’s cash incentive plan after May 31,
         2008, and any additional incentive compensation shall be at the discretion of the Board of Directors,
·        Automobile and Computer:  Mr. Evans shall be provided a company owned automobile and computer until June 1, 2011.  At the end of his employment contract he will have the option to purchase the car at whole sale value and the computer will be free.
·        Deferred Compensation:  Mr. Evans’ participation in and benefits under the Executive Income Participation Plan shall continue in accordance with its terms.
·        ESOP and 401(k) Plan.  Mr. Evans’ rights and obligations under the
         Employee Stock Ownership Plan (“ESOP”) and the Retirement Savings and
         Investment Plan (“401(k) Plan”)

shall be determined by the terms and conditions of the ESOP and 401(k) Plan respectively. He shall participate in the ESOP and 401k Plan as part of his employment agreement through June 1, 2011.
Director:
Mr. Evans shall continue as a director of, continue to serve as a chair of the Board of, and subsequent to June 1, 2011 (i.e. when he is no longer receiving compensation as an officer of Horizon) will receive compensation as a director of Horizon in compliance with the procedures for electing and compensating directors and chairs of the boards of directors of those companies.  Mr. Evans will continue to serve on the Executive Committee of both companies and will serve on other Board Committees at the discretion of the CEO.
In addition the Chairman’s duties will include:
    ·        Advising the new CEO as requested by him, including with respect to Horizon’s vision and strategic agenda.  However, all decisions regarding such matters shall be that of the CEO.
    ·        Carry out special assignments as requested by the CEO.
    ·        Chair and attend Board meetings.
    ·        Involvement as requested by the CEO in external relationships and government relations to fulfill Horizon’s obligations as a member of the banking industry and the local community.

Termination:
This Transition Agreement may be terminated (i) by consent of both parties, (ii) by Horizon if Mr. Evans engages in conduct that constitutes “cause” as defined in Mr. Evans’s employment agreement, (iii) upon the death of Mr. Evans, (iv) upon the disability of Mr. Evans that gives Horizon the right to terminate Mr. Evans’ employment pursuant to Horizon’s then current employment policies, (v) by Horizon to comply with any law, rule or instruction of any governmental authority, including but not limited to any governmental authority regulating Horizon, (vi) by Horizon if Mr. Evans ceases to be an employee of Horizon for any reason prior to May 31, 2008, and (vii) by either party if the other party violates any provision of this Transition Agreement and the violation is not cured within 30 days of notice.

Employment Contract:
Horizon Financial Corp, and Horizon Bank have previously entered into an employment agreement with Mr. Evans. The terms and conditions of Mr. Evans’ employment agreement are modified by this Transition Agreement only if and to the minimum extent that the express terms of this Transition Agreement directly contradict the terms and conditions of the employment agreements, and as necessary to comply with Section 409A of the Internal Revenue Code.  It is expressly understood that the compensation and benefits provisions of the employment agreement shall remain in effect, except as provided in the “Transition Compensation” section of this Transition Agreement (and then only if not detrimental to Mr. Evans). This Transition Agreement applies only if Mr. Evans is an employee of Horizon on May 31, 2008.

Regulatory Restrictions:	This Transition Agreement shall be subject to applicable regulatory provisions.
Disputes:
Disputes under the Transition Agreement shall be first resolved by discussions, then by mediation, then by arbitration pursuant to the commercial arbitration rules of the American Arbitration Association.

HORIZON FINANCIAL CORP.
Date: March 18, 2008	By: /s/Robert C. Diehl ROBERT C. DIEHL
Its: Director

HORIZON BANK
Date: March 18, 2008	By: /s/Richard P. Jacobson RICHARD P. JACOBSON
Its: Director

EXECUTIVE
Date: March 18, 2008	/s/V. Lawrence Evans V. Lawrence Evans